UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 24, 2008 (September 19, 2008)

SURGE GLOBAL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24269	34-1454529
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

990 Highland Drive, Suite 206 Solana Beach, CA	92075
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(858) 720-9900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant.

(a)  Dismissal of RBSM LLP

On September 19, 2008, Surge Global Energy, Inc. (the “Company”) dismissed RBSM LLP (“RBSM”) as the Company’s independent registered public accounting firm.

The Audit Committee of the Board of Directors of the Company (the “Audit Committee”) recommended and approved the decision to change independent registered public accounting firms.

RBSM’s report on Registrant’s financial statements for each of the two years ended December 31, 2007 and 2006 (collectively, the “Prior Fiscal Years”) did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report for the year ended December 31, 2006 contained an explanatory paragraph describing the existence of substantial doubt about the Registrant's ability to continue as a going concern.

There were no disagreements (“Disagreements”) between Registrant and RBSM during either (i) the Prior Fiscal Years, or (ii) the period January 1, 2008 through September 19, 2008 (the “Interim Period”) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which Disagreement, if not resolved to the satisfaction of RBSM, would have caused RBSM to make reference to the subject matter of the Disagreement in connection with its report for the Prior Fiscal Years.

There were no reportable events under Item 304(a)(1) (v) of Regulation S-K, during either (i) the Prior Fiscal Years or (ii) the Interim Period.

Pursuant to Item 4.01 of Form 8-K and Item 304(a)(2) of Regulation S-K, Registrant has provided RBSM with a copy of this Report on Form 8-K and RBSM provided the Registrant with a response addressed to the Securities and Exchange Commission as to RBSM’s agreement with the statements made in this Item 4.01 as to RBSM.  Such response is filed hereto as  Exhibit 16.1 to this Report.

(b)  Engagement of GBH CPA’s PC

On September 19, 2008, the Company engaged GBH CPA’s PC (“GBH”) to serve as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2008. The Audit Committee approved the Company’s engagement of GBH.

The Company did not, nor did anyone on its behalf, consult GBH during the Company’s two most recent fiscal years and any subsequent interim periods prior to the Company’s engagement of that firm regarding the application of accounting principles to a specified transaction (completed or proposed), the type of audit opinion that might be rendered on the Company’s financial statements, any matter being the subject of disagreement or reportable event, or any other matter as defined in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

Item 9.01 Financial Statements and Exhibits.

Exhibit

(c)           Exhibit 16.1 – Letter from RBSM*
Exhibit 99.1 – Press Release*

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGE GLOBAL ENERGY, INC.,
a Delaware corporation

Date: September 24, 2008	By:	/s/ E. Jamie Schloss
E. Jamie Schloss, Chief Executive Officer